UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A
Amendment No. 1

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 28, 2013

DUSSAULT APPAREL INC.
Exact name of registrant as specified in its charter

Nevada	000-52452	98-0513727
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1885 Shore Drive South, South Pasedena, FL	33707
(Address of principal executive offices)	(Zip Code)

(727) 902-2594
Registrant’s telephone number, including area code

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 4 - Matters Related to Accountants and Financial Statements

Item 4.01 Changes in Registrant's Certifying Accountant.

(a) Previous independent registered public accounting firm

(i) On February 28, 2013, Dussault Apparel Inc. (the "Company") formally informed Anton & Chia LLP (“Anton”) of their dismissal as the Company’s independent registered public accounting firm and provided them with a copy of this Form 8K with the disclosure as detailed below:

(ii) As the Company does not have an audit committee, the decision to change principal accountants was approved by the Company's Board of Directors.

(iii) Anton was engaged by the Company on November 5, 2012, and has not issued any reports on the Company’s financial statements as of and for the years ended October 31, 2012 and 2011, through February 28, 2013.  During the years ended October 31, 2012 and 2011, and through February 28, 2013, (a) there have been no disagreements with Anton on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Anton would have caused them to make reference thereto in connection with their report on the financial statements for such years; and (b) there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

The Company has requested that Anton furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements, and if not, stating the respects in which it does not agree.   A copy of such letter is filed as Exhibit 16.1 to this Current Report on Form 8-K/A.

(b) New independent registered public accounting firm

On February 28, 2013, the Company engaged BF Borgers CPA PC (“BFB”) as its principal accountant to audit the Company's financial statements as successor to Anton. During the Company's two most recent fiscal years ended October 31, 2012 and 2011, and through February 28, 2013, the Company has not consulted with BFB regarding the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, nor did BFB provide advice to the Company, either written or oral, that was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue.

Further, during the Company's two most recent fiscal years ended October 31, 2012 and 2011 or through February 28, 2013, the Company has not consulted with BFB on any matter that was the subject of a disagreement as that term is defined in Item 304(a)(1) (iv) of Regulation S-K, or a reportable event.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Exhibit Description
16.1	Letter from Anton & Chia LLP, dated March 6, 2013 regarding change in certified accountant.	Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

DUSSAULT APPAREL INC.

Dated: March 8, 2013	By:	/s/ Natalie Bannister
	Name:	Natalie Bannister
`	Title:	Chief Executive Officer, President, Secretary, Treasurer, Chief Financial Officer and Director